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                                                                   EXHIBIT 23.2



[LOGO PEAT MARWICK LLP]

                          CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Family Bargain Corporation:



We consent to the use of our reports included herein the Form S-2
(Registration Statement 333-09853) and to the reference to our firm under the heading "Experts" in the prospectus.



         KPMG PEAT MARWICK LLP

San Diego, California
October 31, 1996